Exhibit 10.3

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of June 30, 2004 among AVIALL SERVICES INC., a Delaware corporation (the “Borrower”), AVIALL, INC., a Delaware corporation (“Holdings”), the Lenders (as defined therein), the Issuers (as defined therein) and CITICORP USA, INC. (“CUSA”), as agent for the Lenders and the Issuers (in such capacity, the “Administrative Agent”). Unless otherwise specified herein, all capitalized terms used in this Amendment shall have the meaning ascribed to them in the Second Amended and Restated Credit Agreement (as hereinafter defined).

W I T N E S S E T H:

WHEREAS, Borrower, Holdings, Administrative Agent, the Lenders and the Issuers are party to a Second Amended and Restated Credit Agreement dated as of June 30, 2003 among Borrower, Holdings, Lenders, the Issuers, the Administrative Agent and CITIGROUP GLOBAL MARKETS INC. (formerly SALOMON SMITH BARNEY INC.) as Sole Book Manager and Sole Lead Arranger as amended by Amendment No .1 to the Second Amended and Restated Credit Agreement dated as of October 6, 2003 (as amended, supplemented, restated or otherwise modified from time to time the “Second Amended and Restated Credit Agreement”); and

WHEREAS, the parties to the Second Amended and Restated Credit Agreement desire to amend the Second Amended and Restated Credit Agreement as herein set forth; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1.

AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT

AGREEMENT

Effective upon the execution of this Amendment by the Administrative Agent, the Borrower, Holdings and, in the case of amendment to the definition of “Applicable Margin” contained in paragraph 1.1(a) below, all of the Lenders, and in the case of the amendments contained in paragraphs 1.1(b) through l.14, the Requisite Lenders and, in each case, the satisfaction of the conditions precedent set forth in Article 2 hereof (the “Effective Date”), the parties hereto agree to amend the Second Amended and Restated Credit Agreement as follows:

1.1 Defined Terms.

(a) The existing definition of “Applicable Margin” in Section 1.1 (Defined Terms) shall be deleted in its entirety and replaced with the following definition:

““Applicable Margin” means (a) during the period commencing on the Effective Date and ending on the date falling 6 months after the Effective Date, with respect to the Revolving Loans maintained as (i) Base Rate Loans, a rate equal to 1.0% per annum and (ii) Eurodollar Rate Loans, a rate equal to 2.00% per annum, and (b) thereafter, as of any date of determination, a per annum rate equal to the rate set forth below opposite the applicable type of Loan and the then applicable Leverage Ratio (determined for the 12 month period ending on the last day of the most recent Fiscal Quarter or Fiscal Year, as applicable, for which Financial Statements have been delivered pursuant to Section 6.1 (Financial Statements)) set forth below:

LEVERAGE RATIO	BASE RATE LOANS	EURODOLLAR RATE LOANS
Greater than or equal to 3.00 to 1	1.25%	2.25%
Less than 3.00 to 1 and equal to or greater than 2.50 to 1	1.00%	2.00%
Less than 2.50 to 1 and equal to or greater than 2.00 to 1	0.75%	1.75%
Less than 2.00 to 1	0.50%	1.50%

For purposes of determining the Applicable Margin, the Leverage Ratio at any date shall be the Leverage Ratio determined for the period ending on the last day of the most recent Fiscal Quarter or Fiscal Year, as applicable for which Financial Statements have been delivered pursuant to Section 6.1 (Financial Statements).

Subsequent changes in the Applicable Margin resulting from a change in the Leverage Ratio shall become effective on the date of delivery by the Borrower to the Administrative Agent of new financial statements pursuant to Section 6.1(b) (Financial Statements) for each of the first three Fiscal Quarters of each Fiscal Year and Section 6.1(c) (Financial Statements) for each Fiscal Year.

Notwithstanding anything to the contrary set forth in this Agreement (including the then existing Leverage Ratio), if the Borrower shall fail to deliver at any time, the financial statements within the time period specified in Section 6.1(b) (Financial Statements) and Section 6.1(c) (Financial Statements), as applicable, the Applicable Margin from and including date of such failure to but not including the date the Borrower shall have delivered to the Administrative Agent the appropriate Financial Statements shall equal the highest possible Applicable Margin provided for by this definition.”

(b) The existing definition of “First Intercompany Note” in Section 1.1 (Defined Terms) shall be deleted in its entirety and replaced with the following definition:

““First Borrower Intercompany Note” means an intercompany note agreement dated as of the date of this Agreement among Holdings and the Borrower pursuant to which net cash proceeds of the Senior Notes are loaned to the Borrower on terms and conditions satisfactory to the Administrative Agent and in which the Administrative Agent has a valid, perfected, first priority lien as security for the full, prompt and complete payment and performance of the Obligations.”

(c) Section 1.1 (Defined Terms) shall be amended by adding a new definition “Repurchase Program” in the correct alphabetical order as follows:

““Repurchase Program” means (i) the repurchase of the common or preferred stock of Holdings, by Holdings, the Borrower or any Subsidiary Guarantor and/or (ii) the redemption, repayment or prepayment by Holdings, the Borrower or any Subsidiary Guarantor of the Senior Notes or other Indebtedness, provided, however, that the aggregate amount to be expended by Holdings, the Borrower and any Subsidiary Guarantor in connection with the repurchase, redemption, repayment or prepayment contemplated by sub-paragraphs (i) and (ii), as of the date of any such contemplated repurchase, redemption, repayment or prepayment shall not exceed the Repurchase Basket. “Repurchase Basket” means, at any date of determination, an amount equal to $100,000,000 less the aggregate amount expended prior to such date by Holdings and its Subsidiaries in connection with the redemptions and repurchases described in clauses (i) and (ii) of the definition of “Repurchase Program” plus the Net Cash Proceeds of any Equity Issuance after June 1, 2004 consisting of shares of common or preferred stock of Holdings.””

1.2 Maximum Leverage Ratio. Section 5.1 (Maximum Leverage Ratio) shall be amended by deleting the existing Section 5.1 in its entirety and replacing it with the following:

“Holdings shall maintain a Leverage Ratio, as determined as of the last day of each Fiscal Quarter, for the four Fiscal Quarters ending on such day, of not more than 3.25 to 1.

1.3 Maintenance of Tangible Net Worth. Section 5.4 (Maintenance of Tangible Net Worth) shall be amended by deleting the existing Section 5.4 in its entirety and replacing it with the following:

“Section 5.4 Maintenance of Tangible Net Worth

Holdings shall maintain at all times a Tangible Net Worth of not less than the sum of (a) $205,794,000 plus (b) 75% of the cumulative Consolidated Net Income for each Fiscal Quarter ending on or after June 30, 2004; provided, that if Consolidated Net Income is negative in any Fiscal Quarter, the amount added for such Fiscal Quarter shall be zero and such negative Consolidated Net Income shall not reduce the amount of Consolidated Net Income added from any previous Fiscal Quarter.”

1.4 Capital Expenditures. Section 5.5 (Capital Expenditures) shall be amended by deleting the existing Section 5.5 and replacing it with the following:

“Section 5.5 Capital Expenditures

The Holdings shall not permit Capital Expenditures to be made or incurred during each of the Fiscal Years set forth below to be, in the aggregate over all such Capital Expenditures, in excess of the maximum amount set forth below for such Fiscal Year:

FISCAL YEAR	MAXIMUM CAPITAL EXPENDITURES
2002	$9,600,000
2003	$11,275,000
2004	$11,000,000
2005	$11,000,000
2006	$11,000,000

provided, however, that to the extent that actual Capital Expenditures for any such Fiscal Year shall be less than the maximum amount of Capital Expenditures permitted for such Fiscal Year, the difference, up to a maximum aggregate amount of $10,000,000 in such Fiscal Year shall, in addition to the amounts provided above, be available for Capital Expenditures in succeeding Fiscal Years. Capital Expenditures funded by Reinvestment Deferred Amounts and, to the extent, classified as a Capital Expenditure, amounts paid in a Permitted Acquisition, shall be excluded from the calculation of Capital Expenditures for purposes of this Section 5.5.”

1.5 Indebtedness.

(a) Section 8.1(e) (Indebtedness) shall be amended by deleting “$5,000,000” in the fifth line thereof and replacing it with “$15,000,000”.

(b) Section 8.1(k) (Indebtedness) shall be amended by deleting “$25,000,000” in the sixth line thereof and replacing it with “$100,000,000”.

1.6 Liens. Section 8.2(i) (Liens) shall be amended by deleting “$2,000,000” in the fourth line thereof and replacing it with “$10,000,000”.

1.7 Investments. Section 8.3 (Investments) shall be amended by adding new clauses 8.3(i) and 8.3(j) as follows and renumbering the existing clause 8.3(i) accordingly:

“(i) Loans by the Borrower or any Subsidiary Guarantor to Holdings on terms and conditions reasonably satisfactory to the Administrative Agent, solely for the purpose of funding the Repurchase Program, including related fees.”

(j) Investments resulting from transactions permitted by Section 8.5(d).

1.8 Sale of Assets. Section 8.4(b) (Sale of Assets) shall be amended by deleting “$1,000,000” in the third line thereof and replacing it with “$5,000,000”.

1.9 Restricted Payments. Section 8.5 (Restricted Payments) shall be amended by deleting the existing Section 8.5 in its entirety and replacing it with the following:

“Section 8.5 Restricted Payments

Neither Holdings nor the Borrower shall, and neither shall permit any of its Subsidiaries to, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Payment except for the following:

(a) Restricted Payments by any Subsidiary of the Borrower to the Borrower or any Subsidiary Guarantor; and

(b) cash dividends on the Stock of the Borrower to Holdings paid and declared in any Fiscal Year solely for the purpose of funding the following:

(i) ordinary operating expenses and scheduled debt service of Holdings;

(ii) payments by Holdings in respect of foreign, federal, state or local taxes owing by Holdings in respect of Holdings and its Subsidiaries, but not greater than the amount that would be payable by the Borrower, on a consolidated basis, if the Borrower were the taxpayer;

(iii) payments by Holdings of the rollover fee due their purchaser under Section 6.12 of the Securities Purchase Agreement forming a part of the Equity Documents as in effect on the Closing Date; and

(iv) Restricted Payments permitted by clause (d) below;

(c) Restricted Payments by Holdings for the purposes of funding the payments described in clause (b)(iii);

(d) Restricted Payments by Holdings, the Borrower or any Subsidiary solely for the purpose of funding or accomplishing the Repurchase Program,

provided, however, that the Restricted Payments described in clauses (b)(ii), (iii), (c) and (d) shall not be permitted if either (A) an Event of Default or Default shall have occurred and be continuing at the date of declaration or payment thereof or would result therefrom or (B) such Restricted Payment is prohibited under the terms of any Indebtedness (other than the Obligations) of the Borrower or any of its Subsidiaries.”

1.10 Modification of Constituent Documents. Section 8.10 (Modification of Constituent Documents) shall be amended by deleting “materially” in the fourth and fifth lines thereof and replacing it with “adversely”.

1.11 Modification of Related Documents. Section 8.11 (Modification of Related Documents) shall be amended by deleting the existing Section 8.11 in its entirety and replacing it with the following:

““Section 8.11 Modification of Related Documents

Neither Holdings nor the Borrower shall, and neither shall permit any of its Subsidiaries to, (a) alter, rescind, terminate, amend, supplement, waive or otherwise modify any provision of any Related Document (except for modifications that do not adversely affect the rights and privileges of Holdings, the Borrower or any of their respective Subsidiaries under such Related Document and that do not adversely affect the interests of the Secured Parties under the Loan Documents or in the Collateral) or

(b) permit any material breach or default to exist under any Related Document or take or fail to take any action thereunder, except for modifications which are acceptable to the Administrative Agent.”

ARTICLE 2.

CONDITIONS PRECEDENT TO AMENDMENT

This Amendment shall be effective as of the Effective Date upon the satisfaction or due waiver of the following conditions precedent:

2.1 Representations and Warranties. The representations and warranties set forth in this Amendment shall be true and correct on the date hereof.

2.2 Documents. The Administrative Agent shall have received this Amendment, duly executed by the Borrower, Holdings and the Lenders constituting Requisite Lenders, and such documents as the Administrative Agent may reasonably request; provided that delivery to the Borrower by the Lenders constituting the Requisite Lenders of executed signature pages to this Amendment shall be conclusive evidence of the satisfaction of the conditions precedent set forth in this Section 2.2.

2.3 Fees and Expenses. The Borrower shall have paid (i) the fees set forth in the fee letter dated the date hereof among the Borrower and the Administrative Agent and (ii) in accordance with Section 11.3 of the Credit Agreement, all outstanding costs and expenses of the Administrative Agent, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent incurred prior to or otherwise in connection with this Amendment.

ARTICLE 3.

REPRESENTATIONS AND WARRANTIES OF BORROWER

Each of Holdings and the Borrower represents and warrants to the Administrative Agent and the Lenders that:

3.1 Authorization. The execution, delivery and performance by Holdings and the Borrower of this Amendment have been authorized by all necessary corporate action and this Amendment is a legal, valid and binding obligation of each of Holdings and the Borrower enforceable against each of them in accordance with its terms, except as the enforcement thereof may be subject to (a) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (b) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

3.2 No Conflict. Neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (a) any provision of either Holdings’ or the Borrower’s certificate or articles of incorporation or bylaws, (b) any law or regulation, or any order or decree of any court or government instrumentality, or (c) any material indenture, mortgage, deed of trust, lease, agreement or other instrument to which Holdings or the Borrower or any of their respective Subsidiaries is a party or by which Holdings, the Borrower or any of their respective Subsidiaries or any of their property is bound.

3.3 Representations and Warranties in the Second Amended and Restated Credit Agreement. The representations and warranties set forth in Article IV (Representations and Warranties) of the Second Amended and Restated Credit Agreement are true and correct in all material respects on and as of the date hereof, except for those representations and warranties that, by their terms, refer to a specific date, in which case, as of such date.

3.4 No Default. No Default or Event of Default shall have occurred and be continuing under the Second Amended and Restated Credit Agreement.

3.5 Loan Documents. Neither Holdings or Borrower has any charge, lien, claim or offset against any Lender or the Administrative Agent, or defenses to the enforcement of the Loan Documents and the Obligations by the Lenders and the Administrative Agent.

ARTICLE 4.

MISCELLANEOUS PROVISIONS

4.1 Reference to and Effect Upon the Second Amended and Restated Credit Agreement.

(a) Except as specifically amended above, the Second Amended and Restated Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any Default or Event of Default, right, power, privilege or remedy of Administrative Agent or any Lender under the Second Amended and Restated Credit Agreement or any Loan Document, or constitute a waiver of any provision of the Second Amended and Restated Credit Agreement or any Loan Document. Upon the effectiveness of this Amendment, each reference in the Second Amended and Restated Credit Agreement to this “this Agreement”, “hereunder”, “hereof”, “herein” or words of similar import shall mean and be a reference to the Second Amended and Restated Credit Agreement as amended hereby.

4.2 Amendment Fee. The Borrower agrees to pay on the Effective Date an amendment fee, in an amount equal to 0.100% of the sum of such Lender’s Revolving Credit Commitment, to the Administrative Agent, for the account of each Lender that has executed the Amendment.

4.3 Costs and Expenses. As provided in Section 11.3 of the Second Amended and Restated Credit Agreement, Borrower agrees to reimburse Administrative Agent and

Lenders for all fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

4.4 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

4.5 Headings. Section headings in this amendment are included herein for convenience of reference only and shall not constitute a part of this amendment for any other purposes.

4.6 Counterparts. This Amendment may be executed in any number of counterparts and by facsimile, each of which counterpart when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their proper and duly authorized officers as of the date set forth above.

AVIALL SERVICES, INC.
as Borrower

By:	/s/ Colin M. Cohen
Name:	Colin M. Cohen
Title:	Vice President and Chief
Financial Officer

AVIALL, INC.
as Holdings

By:	/s/ Colin M. Cohen
Name:	Colin M. Cohen
Title:	Vice President and Chief
Financial Officer

CITICORP USA, INC.,
as Administrative Agent and Lender

By:	/s/ Shane V. Azzara
Name:	Shane V. Azzara
Title:	Vice President

CITIBANK, N.A.,
as Issuer

By:	/s/ Shane V. Azzara
Name:	Shane V. Azzara
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AVIALL SERVICES INC.’S SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

COMERICA BANK,
as Lender

By:	/s/ Jeff P. Geisbauer
Name:	Jeff P. Geisbauer
Title:	Corporate Banking Officer

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AVIALL SERVICES INC.’S SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

GENERAL ELECTRIC CAPITAL CORPORATION,
as Lender

By:	/s/ John Hanley
Name:	John Hanley
Title:	Its Duly Authorized
Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AVIALL SERVICES INC.’S SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

PNC BANK, NATIONAL ASSOCIATION,
successor in interest to NATIONAL BANK
OF CANADA, as Lender

By:	/s/ Paul R. Frank
Name:	Paul R. Frank
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AVIALL SERVICES INC.’S SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

NATIONAL CITY BANK,
as Lender

By:	/s/ Frank E. Byrne
Name:	Frank E. Byrne
Title:	Account Officer

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AVIALL SERVICES INC.’S SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

TRANSAMERICA BUSINESS CAPITAL CORPORATION,
as Lender

By:	/s/ John Hanley
Name:	John Hanley
Title:	Its Duly Authorized
Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AVIALL SERVICES INC.’S SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF THE WEST, successor in interest to UNITED CALIFORNIA BANK, as Lender

By:	/s/ Ted A. (Illegible)
Name:	Ted A. (Illegible)
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AVIALL SERVICES INC.’S SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Lender

By:	/s/ Monica Cole
Name:	Monica Cole
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AVIALL SERVICES INC.’S SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK N.A.,
as Lender

By:	/s/ David C. Oldani
Name:	David C. Oldani
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AVIALL SERVICES INC.’S SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CONSENT OF SUBSIDIARY GUARANTOR

Dated as of June 30, 2004

Each of the undersigned corporations, as a Subsidiary Guarantor under the Guaranty dated December 21, 2001 (the “Guaranty”) in favor of the Secured Parties under the Second Amended and Restated Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty to the “Credit Agreement”, “thereunder”, “thereof” or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.

INVENTORY LOCATOR SERVICE, LLC

By:	/s/ Colin M. Cohen
Name:	Colin M. Cohen
Title:	Vice President and Chief
Financial Officer

AVIALL PRODUCT REPAIR SERVICES, INC.

By:	/s/ Colin M. Cohen
Name:	Colin M. Cohen
Title:	Vice President and Chief
Financial Officer

INVENTORY LOCATOR SERVICE-UK, INC.

By:	/s/ Jeffrey J. Murphy
Name:	Jeffrey J. Murphy
Title:	Senior Vice President and
Secretary

AVIALL JAPAN LIMITED.

By:	/s/ Colin M. Cohen
Name:	Colin M. Cohen
Title:	Director, Vice President and
Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO AVIALL SERVICES INC.’S SECOND AMENDED AND RESTATED CREDIT AGREEMENT]